UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 26, 2006
LODGENET ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3900 West Innovation Street, Sioux Falls, SD		57107

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (605) 988-1000
n/a
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Employment Agreement - James G. Naro
Executive Severance Agreement - James G. Naro
Incentive Plan Restricted Stock Award Agreement (Financial Performance Vesting) Issued to James G. Naro
Incentive Plan Restricted Stock Award Agreement (Time-Based Vesting) Issued to James G. Naro
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On June 26, 2006, LodgeNet Entertainment Corporation (the “Company”) appointed James G. Naro, 52, as Senior Vice President — General Counsel, Secretary, and Chief Compliance Officer. In connection with such appointment, the Company also entered into (a) an Employment Agreement, (b) an Executive Severance Agreement, (c) an Incentive Plan Restricted Stock Award Agreement (Financial Performance Vesting), and (d) an Incentive Plan Restricted Stock Award Agreement (Time-Based Vesting) with Mr. Naro. Under the Employment Agreement, Mr. Naro will receive a salary of $260,000 per year, an annual bonus calculated in the same manner as other executive officers of the Company, and other benefits consistent with those received by Company officers in comparable positions. The Executive Severance Agreement provides for severance compensation equal to 30 months of salary in the event of a Change in Control, as such term is defined in the Executive Severance Agreement. In addition, Mr. Naro received two restricted stock grants totaling 10,500 shares of the Company’s common stock. One grant, of 3,000 shares, will vest half on the third anniversary of the grant and half on the fourth anniversary of the grant. The remaining 7,500 shares will vest on December 31, 2008, provided that the Company meets certain performance goals as of such date.
     The Employment Agreement, Executive Severance Agreement, Incentive Plan Restricted Stock Award Agreement (Financial Performance Vesting), and Incentive Plan Restricted Stock Award Agreement (Time-Based Vesting) are attached as Exhibits 10.1 through 10.4.
     The Company issued a press release announcing the appointment on June 29, 2006. The press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
10.1	Employment Agreement between the Company and James G. Naro, dated June 26, 2006

10.2	Executive Severance Agreement between the Company and James G. Naro, dated June 26, 2006

10.3	Incentive Plan Restricted Stock Award Agreement (Financial Performance Vesting) issued to James G. Naro, dated June 26, 2006

10.4	Incentive Plan Restricted Stock Award Agreement (Time-Based Vesting) issued to James G. Naro, dated June 26, 2006

99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2006	By	/s/ Gary H. Ritondaro

Gary H. Ritondaro
	Its	Senior Vice President and Chief Financial Officer